                                                                     EXHIBIT 24
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2004 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 13th day of August, 2004.


                                      /s/ Edward L. Hutton
                                      ---------------------------
                                      Edward L. Hutton

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2004 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 16th day of August, 2004.

                                /s/ Donald Breen, Jr.
                                ------------------------------
                                Donald Breen, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2004 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of August, 2004.


                               /s/ Charles H. Erhart, Jr.
                               -----------------------------------
                               Charles H. Erhart, Jr.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2004 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 25th day of August, 2004.


                                /s/ Joel F. Gemunder
                                -----------------------------------
                                Joel F. Gemunder

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2004 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 13th day of August, 2004.


                                  /s/ Sandra E. Laney
                                  -----------------------------------
                                  Sandra E. Laney

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2004 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 26th day of August, 2004.


                                 /s/ Timothy S. O'Toole
                                 ---------------------------
                                 Timothy S. O'Toole

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2004 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of August, 2004.


                                /s/ Donald E. Saunders
                                ---------------------------
                                Donald E. Saunders

                                    POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2004 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of August, 2004.


                                /s/ George J. Walsh III
                                ---------------------------
                                George J. Walsh III

                                    POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of Chemed Corporation, hereby constitutes and appoints Kevin J. McNamara, David P. Williams, Arthur V. Tucker and Naomi C. Dallob the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in or Capital Stock of Chemed Corporation to be offered and sold pursuant to its 2004 Stock Incentive Plan.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 16th day of August, 2004.


                                  /s/ Frank E. Wood
                                  ---------------------------
                                  Frank E. Wood